                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                     ---------------------------------------

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         August 4, 1997



                           Showscan Entertainment Inc.
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             (Exact name of registrant as specified in its charter)


  Delaware                         0-15939                        95-3940004
-----------------               ----------------              ------------------
(State of                  (Commission File Number)          (IRS Employer
Incorporation)                                               Identification No.)


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                              3939 Landmark Street
                              Culver City, CA 90232
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               (Address of principal executive offices) (Zip Code)


                                 (310) 558-0150
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                     ---------------------------------------
          (former name or former address, if changed since last report)




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Item 5. Other Events.

        On August 4, 1997, Showscan Entertainment Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Iwerks Entertainment, Inc., a Delaware corporation ("Iwerks"), and IWK-1 Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of Iwerks ("Merger Sub"), pursuant to which Merger Sub will be merged with and into the Company (the "Merger"). As a result of the Merger, (a) each share of common stock, par value $.001 per share, of the Company (the "Company Common Stock") which is outstanding immediately prior to the Merger will be converted into the right to receive 0.85 shares of common stock, par value $.001 per share, of Iwerks (the "Iwerks
Common Stock") and (b) each share of Series C Convertible Preferred Stock, par value $.001 per share, of the Company (the "Company Preferred Stock") will be converted into the right to receive shares of Iwerks Common Stock in an amount equal to the number of shares of the Company Common Stock into which such share of the Company Preferred Stock is convertible immediately prior to the Merger multiplied by 0.85. The Merger is conditioned upon, among other things, approval by holders of a majority of the outstanding shares of the Company Common Stock and the Company Preferred Stock, voting together as a single class, and holders of a majority of the outstanding shares of Iwerks Common Stock. The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

        Pursuant to Stockholder Support Agreements (collectively, the "Company Stockholder Support Agreements") dated as of August 4, 1997 by and among certain of the Company's stockholders, which own in the aggregate (excluding currently exercisable warrants) approximately 18.3% of the currently outstanding shares entitled to vote on the Merger (collectively, the "Supporting Company Stockholders"), and Iwerks, each of the Supporting Company Stockholders has agreed to vote its shares of the Company Common Stock and the Company Preferred Stock in favor of approval and adoption of the Merger Agreement and the Merger and has granted an irrevocable proxy to Iwerks to do the same in its place and stead. The Company Stockholder Support Agreements are filed as Exhibit 99.1,
Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 hereto and are incorporated herein by reference.

        Pursuant to Stockholder Support Agreements (collectively, the "Iwerks Stockholder Support Agreements") dated as of August 4, 1997 by and among certain of Iwerks' stockholders, which own in the aggregate (excluding currently exercisable options) approximately 13.3% of the currently outstanding shares entitled to vote on the issuance of additional shares of Iwerks Common Stock pursuant to the terms of the Merger Agreement (collectively, the "Supporting Iwerks Stockholders"), and the Company, each of the Supporting Iwerks Stockholders has agreed to vote its shares of the Iwerks Common Stock in favor of the issuance of additional shares of Iwerks Common Stock pursuant to the terms of the Merger Agreement and has granted an irrevocable proxy to the Company to do the same in its place and stead. The Iwerks Stockholder Support Agreements are filed as Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8,
Exhibit 99.9 and Exhibit 99.10 hereto and are incorporated herein by reference.


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        A copy of the press release dated August 5, 1997 issued by the Company relating to the Merger is filed as Exhibit 99.11 and is incorporated herein by reference.

        The Company and Continental Stock Transfer & Trust Company (the "Rights Agent") entered into a Rights Agreement Amendment dated as of August 4, 1997 (the "Amendment") to the Rights Agreement dated as of November 11, 1994, by and between the Company and the Rights Agent (the "Rights Agreement"). The Amendment provides that none of Iwerks, Roy A. Wright, Bruce Hinckley, Thomas R. DiBenedetto, DiBenedetto Showscan Limited Partnership, United Artists Theatre Circuit, Inc., Charles B. Moss, Jr., or their respective Affiliates or Associates (as such terms are defined in the Rights Agreement), or any other Person (as defined in the Rights Agreement) shall become an Acquiring Person (as defined in the Rights Agreement) solely as the result of entering into, performing the terms of, or consummating the transactions contemplated by, the Merger Agreement, as amended from time to time, or the Company Stockholder Support Agreements, as amended from time to time, and further, that a Distribution Date (as defined in the Rights Agreement) shall not be deemed to have occurred solely as a result of (i) the approval, execution or delivery of the Merger Agreement or the Company Stockholder Support Agreements, or (ii) the consummation of the Merger. The Amendment also provides, among other things, that in the event of the consummation of the Merger, the Rights Agreement and the rights of holders of Rights (as defined in the Rights Agreement) thereunder shall be terminated.

        Except as expressly amended by the Amendment, the Rights Agreement remains in full force and effect in accordance with its terms. A copy of the Amendment is filed as Exhibit 4.1 and is incorporated herein by reference.


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    The following exhibits are filed as part of this Report:

        2.1 Agreement and Plan of Reorganization dated as of August 4, 1997 by and between Iwerks Entertainment, Inc., IWK-1 Merger
               Corporation, and Showscan Entertainment Inc.

        4.1 Rights Agreement Amendment dated as of August 4, 1997 by and between Showscan Entertainment Inc. and Continental Stock
               Transfer & Trust Company.

        99.1 Stockholder Support Agreement dated as of August 4, 1997 by and between Iwerks Entertainment, Inc. and Thomas R. DiBenedetto.

        99.2 Stockholder Support Agreement dated as of August 4, 1997 by and between Iwerks Entertainment, Inc. and DiBenedetto Showscan
               Limited Partnership.

        99.3 Stockholder Support Agreement dated as of August 4, 1997 by and between Iwerks Entertainment, Inc. and Charles B. Moss, Jr.

        99.4 Stockholder Support Agreement dated as of August 4, 1997 by and between Iwerks Entertainment, Inc. and United Artists Theatre
               Circuit, Inc.

        99.5 Stockholder Support Agreement dated as of August 4, 1997 by and between Showscan Entertainment Inc. and Roy A. Wright.

        99.6 Stockholder Support Agreement dated as of August 4, 1997 by and between Showscan Entertainment Inc. and Bruce Hinckley.

        99.7 Stockholder Support Agreement dated as of August 4, 1997 by and between Showscan Entertainment Inc. and William Battison.

        99.8 Stockholder Support Agreement dated as of August 4, 1997 by and between Showscan Entertainment Inc. and Donald Iwerks.

        99.9 Stockholder Support Agreement dated as of August 4, 1997 by and between Showscan Entertainment Inc. and Dag Tellefson.

        99.10 Stockholder Support Agreement dated as of August 4, 1997 by and between Showscan Entertainment Inc. and Meriken Nominees Limited.

        99.11  Press Release dated August 5, 1997.
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 5, 1997

                                    Showscan Entertainment Inc.



                                    By: /s/       W. Tucker Lemon
                                        ----------------------------------
                                    Name:   W. Tucker Lemon
                                    Title:  Senior Vice President, General
                                            Counsel and Secretary




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                                INDEX OF EXHIBITS



EXHIBIT NO.                  DESCRIPTION
-----------                  -----------

2.1                    Agreement and Plan of Reorganization
                       dated as of August 4, 1997 by and
                       among Iwerks Entertainment, Inc.,
                       IWK-1 Merger Corporation and Showscan
                       Entertainment Inc.

4.1                    Rights Agreement Amendment dated as
                       of August 4, 1997 by and between
                       Showscan Entertainment Inc. and
                       Continental Stock Transfer & Trust
                       Company.

99.1                   Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Iwerks Entertainment, Inc. and Thomas
                       R. DiBenedetto.

99.2                   Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Iwerks Entertainment, Inc. and
                       DiBenedetto Showscan Limited
                       Partnership.

99.3                   Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Iwerks Entertainment, Inc. and
                       Charles B. Moss, Jr.

99.4                   Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Iwerks Entertainment, Inc. and United
                       Artists Theatre Circuit, Inc.

99.5                   Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Showscan Entertainment Inc. and Roy
                       A. Wright.

99.6                   Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Showscan Entertainment Inc. and Bruce
                       Hinckley.



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

99.7                   Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Showscan Entertainment Inc. and
                       William Battison.

99.8                   Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Showscan Entertainment Inc. and
                       Donald Iwerks.

99.9                   Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Showscan Entertainment Inc. and Dag
                       Tellefson.

99.10                  Stockholder Support Agreement dated
                       as of August 4, 1997 by and between
                       Showscan Entertainment Inc. and
                       Meriken Nominees Limited.

99.11                  Press Release dated August 5, 1997.